UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 27, 2015 (January 27, 2015)

FREESCALE SEMICONDUCTOR, LTD.
(Exact Name of Registrant as Specified in Charter)

Bermuda	001-35184	98-0522138
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6501 William Cannon Drive West, Austin, Texas 78735
(Address of Principal Executive Offices, including Zip Code)

(512) 895-2000
(Registrant's telephone number, including area code)

NA
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information.

Item 2.02—Results of Operations and Financial Condition.

On January 27, 2015, Freescale Semiconductor, Ltd. issued a press release announcing its financial results for the fiscal quarter and full-year ended December 31, 2014. A copy of the press release is attached as Exhibit 99.1 to this report.

The information in Item 2.02 of this Report and the attached exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly stated by specific reference in such filing.

Section 9—Financial Statements and Exhibits.

Item 9.01—Financial Statements and Exhibits.

(d) Exhibits

99.1      Press release dated January 27, 2015 furnished pursuant to Item 2.02.*

*This exhibit is intended to be furnished and shall not be deemed “filed” for purposes of the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREESCALE SEMICONDUCTOR, LTD.

		By:	/s/ Dathan C. Voelter
		Name:	Dathan C. Voelter
		Title:	Assistant Secretary

Date:	January 27, 2015

Exhibit Index

Exhibit Number	Description
99.1	Press release dated January 27, 2015 furnished pursuant to Item 2.02.